Exhibit 10.14

HENDERSON GROUP PLC
RESTRICTED SHARE PLAN

Plan adopted in principle by resolution of the Board of Directors of

Henderson Group plc on 27 August 2008

Approved by the shareholders of the Company in general meeting (as amended) on

4 May 2011

Amended by the Board with shareholder approval on 1 May 2013

Re-approved by the shareholders of the Company in general meeting (as amended)

on 1 May 2014

Amended by the Board on 23 February 2015

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1.                                      DEFINITIONS

1.1                               In this Plan, unless the context otherwise requires, the following words and expressions have the following meanings, namely:

ASX means ASX Limited (ABN 98 008 624 691) or any successor body to it;

ASX Listing Rules means the Listing Rules of the ASX, as in force from time to time, as they apply to the Company;

Award means an award granted in the form referred to in rule 2.1 and Awarded shall be construed accordingly;

Award Notification means the notification to a Participant by the Company setting out the specific conditions of an Award, in such form, including electronic, as the Board may determine from time to time;

Basic Salary means an Eligible Employee’s annual basic salary in respect of his employment with the Group;

Board means the board of directors of the Company or where appropriate a duly authorised committee thereof or, following a change of Control, the Board or duly authorised committee as constituted immediately prior to the change of Control;

Capital Reorganisation means any variation in the share capital or reserves of the Company (including, without limitation by way of capitalisation issue, rights issue, sub-division, consolidation or reduction);

Company means Henderson Group plc incorporated in Jersey with registered number 101484 by whatever name from time to time;

Control has the meaning given by section 995 of the Income Tax Act 2007;

Date of Grant means the date on which the Board grants an Award;

Discretionary Employees’ Share Scheme means any Employees’ Share Scheme adopted by the Company in which participation is at the discretion of the Board, other than (i) the Henderson Group PLC Company Share Option Plan and (ii) any other discretionary Employees’ Share Scheme adopted by the Company which is approved by the shareholders of the Company on the basis that such Employees’ Share Scheme is to be so excluded;

Eligible Employee means any bona fide employee of any member of the Group (including Executive Directors);

Employees’ Share Scheme has the meaning given by section 1166 of the Companies Act 2006;

Executive Director means an executive director of the Company;

Fund means a fund, mandate or similar vehicle (including without limitation a unit trust, an investment trust company, an OEIC or a société d’investissement à capital variable, or a sub-fund of any such entity) the assets of which are managed by Henderson Global Investors (Holding) plc, Henderson Fund Management plc or any Subsidiary of such companies or any other Subsidiary of the Company;

Grant Period means the period of 42 days commencing on any of the following:

(a)                                 the day immediately following the day on which the Company makes an announcement of its results for the last preceding year, half year or other period; and

(b)                                 any day on which the Board resolves that exceptional circumstances exist that justify the grant of Awards;

Group means the Company and its Subsidiaries and member of the Group shall be construed accordingly;

the London Stock Exchange means London Stock Exchange plc or any successor body to it;

Market Value means in relation to a Share on any day:

(a)                                 if and so long as the Shares are listed on the London Stock Exchange, the closing middle market quotation for such a Share on the Date of Grant (as derived from the Daily Official List of the London Stock Exchange); or

(b)                                 subject to (a) above, its market value determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992;

Official List means the Official List of the UK Listing Authority;

Old Henderson means Henderson Group Plc registered in England and Wales with registered number 02072534 by whatever name from time to time;

Old Henderson Shares means fully paid and irredeemable ordinary shares in the capital of Old Henderson;

Participant means any individual to whom an Award has been granted under the Plan (including where the context permits, the legal personal representatives of a deceased Participant);

Participating Company means the Company or any Subsidiary;

Performance Conditions means any performance conditions applicable to an Award imposed by the Board under rule 2.6;

the Plan means this Henderson Group plc Restricted Share Plan as amended from time to time;

Registered Holder means any person or persons nominated by the Board to hold Shares on behalf of a Participant;

Release means the transfer to a Participant of the Shares to which he is entitled under these rules, and Release Date shall be construed accordingly;

Relevant Company means the company (being any member of the Group) that incurs a Tax Liability as set out in rule 8;

Restricted Period means unless foreshortened pursuant to rules 5 and 6 of this Plan, a period specified by the Board on the Date of Grant and commencing on the Date of Grant;

Shares means fully paid and irredeemable ordinary shares in the capital of the Company or shares representing those shares following any Capital Reorganisation;

Subsidiary has the meaning given by section 1159 of the Companies Act 2006;

Tax Liability means a liability to account for any tax, national insurance, social security or other levy in respect of the Award (whether arising by reason of grant or Release of the Award or otherwise);

the Trustees means the trustee or trustees for the time being of any employee trust established by the Company from time to time for the benefit of (inter alia) employees of the Group;

UK Listing Authority means the Financial Services Authority acting in its capacity as the competent authority for the purposes of Part VI of the Financial Services and Markets Act 2000; and

Vesting means the unconditional entitlement of a Participant to receive some or all of the Shares comprised in the Award pursuant to these rules, and Vest, Vested and Vesting Date shall be construed accordingly.

1.2                               Where the context permits the singular shall include the plural and vice versa and the masculine shall include the feminine. Headings shall be ignored in construing the Plan.

1.3                               References to any legislation, regulation, enactment or similar shall include any statutory modification, amendment or re-enactment thereof.

2.                                      GRANT OF AWARDS

2.1                               The Board may, during a Grant Period, in its discretion, grant Awards in the form of a conditional allocation of shares or an allocation of shares subject to restrictions on dealings in or forfeiture of those shares, to any Eligible Employees selected by the Board.

2.2                               Subject to rule 3.4, the number of Shares that may be comprised in an Award granted to an Employee shall be determined by the Board in its absolute discretion.

2.3                               The Board shall determine prior to the Date of Grant and shall specify in the Award Notification issued to a Participant whether the Participant shall have any beneficial interest in the Shares the subject of an Award and whether he shall have any rights to dividends in respect of the Shares and such other rights commonly enjoyed by a beneficial owner of Shares or whether he shall have only a conditional right to acquire or receive such Shares in which case he shall have no beneficial interest in the Shares until the Release of such Award. If the Board determines that a Participant shall have a beneficial interest in the Shares, it shall nominate a Registered Holder.

2.4                               If a Participant is to have beneficial ownership of the Shares the subject of an Award, the Shares shall be registered in the name of the nominated Registered Holder and:

(a)                                 the Participant shall not be entitled to delivery of the share certificate until the Restricted Period has expired;

(b)                                 the Registered Holder shall retain custody of such Shares during the Restricted Period; and

(c)                                  the Participant may not sell, transfer, assign, pledge, exchange, hypothecate (or attempt to do so) or otherwise dispose of such Shares during the Restricted Period.

If the Board so determines (but not otherwise), the Registered Holder shall account to the Participant for any dividends paid in respect of the Shares during the Restricted Period and shall seek directions from the Participant as to how the Registered Holder should vote on a poll in respect of such Shares.

2.5                               No Awards shall be granted after 1 May 2024.

2.6                               The Board may in its absolute discretion specify Performance Conditions which must, unless otherwise stated in the Rules, be satisfied prior to the Release of an Award. Such conditions:

(a)                                 shall be determined by the Board prior to the Date of Grant and shall be specified in the Award Notification issued to the Participant; and

(b)                                 may be amended or waived after the Date of Grant if:

(i)                     those circumstances which prevailed at the Date of Grant and which were relevant to the Performance Conditions that were originally imposed regarding the Release of an Award have subsequently changed; and

(ii)                     the Board is satisfied that any such amended Performance Conditions would be a fairer measure of the performance of the Participant and the Board reasonably requires that such amended Performance Conditions are no more difficult to satisfy than the original Performance Conditions.

2.7                               There shall be no monetary consideration for the grant of any Award under the Plan.

2.8                               Each Award shall be made by an Award Notification issued by the Company and shall be subject to such terms and conditions consistent with the Plan as the Board may determine in its sole discretion. The Award Notification shall state:

(a)                                 the number of Shares comprised in the Award;

(b)                                 any Performance Conditions applicable to the Award imposed under rule 2.6 and whether the Release of the Award pursuant to rule 5.2 or rule 6 is subject to the achievement of Performance Conditions; and

(c)                                  the Restricted Period applying to the Award.

2.9                               Absent express provisions, nothing in these rules or in an Eligible Employee’s contract of employment shall be construed as giving to any Eligible Employee a right to receive, or be considered for, an Award.

2.10                        The grant of any Award under the Plan shall be subject to the provisions of the Model Code published by the UK Listing Authority and to obtaining any approval or consent required under the provisions of the Listing Rules published by the UK Listing Authority or the City Code on Takeovers and Mergers or of any regulation or enactment applicable to such grant.

3.                                      PLAN LIMITS

3.1                               The maximum number of Shares which may be allocated under the Plan on any day shall not, when added to the aggregate of the number of Shares and Old Henderson Shares which have been allocated in the previous 10 years under the Plan and under any other Discretionary Share Scheme adopted by the Company or Old Henderson, exceed such number as represents 5 per cent of the ordinary share capital of the Company in issue immediately prior to that day.

3.2                               The maximum number of Shares which may be allocated under the Plan on any day shall not, when added to the aggregate of the number of Shares and Old Henderson Shares which have been allocated in the previous 10 years under the Plan and under any other Employees’ Share Scheme adopted by the Company or Old Henderson, exceed such number as represents 10 per cent of the ordinary share capital of the Company in issue immediately prior to that day.

3.3                               References in this Rule 3 to the “allocation” of Shares shall mean:

(a)                                 in the case of any option, conditional share award or other similar award pursuant to which Shares may be acquired:

(i)                     the grant of the option, conditional share award or other similar award to acquire Shares, pursuant to which Shares may be issued; and

(ii)                     in so far as not previously taken into account under (i) above from the date of grant, any subscription for Shares which are issued for the purpose of satisfying any option, conditional share award or other similar award to acquire Shares; and

(b)                                 in relation to other types of Employees’ Share Scheme, the issue and allotment of Shares,

and references to “allocated” in this Rule 3 shall be construed accordingly.

3.4                               In determining the above limits no account shall be taken of

(a)                                 any allocation (or part thereof) where the option, conditional share award or other similar award to acquire Shares was released, lapsed or otherwise became incapable of vesting;

(b)                                 any allocation (or part thereof) in respect of which the Board has determined shall be satisfied otherwise than by the issue of Shares; and

(c)                                  such number of additional Shares as would otherwise have been issued on the exercise of an option for monetary consideration (the exercise price) but in respect of which the exercise price is not paid, in substitution for the issue of such lesser number of shares as have a market value equal only to the gain which the optionholder would have made on exercise (equity-settled SAR alternative).

3.5                               References to the issue and allotment of Shares shall include the transfer of treasury shares, but only until such time as the guidelines issued by institutional investor bodies cease to provide that they need to be so included.

3.6                               An Award shall not be granted to an Eligible Employee who is a director of the Company if such grant would cause the total Market Value of the maximum number of Shares that may be acquired on Release of the Award (as measured at the Date of Grant of the Award) when aggregated with the total Market Value of the maximum number of Shares that may be acquired pursuant to any other Award granted to the Eligible Employee in the previous 12 months under the Plan or any similar plan established by Old Henderson, to exceed 150% of the Eligible Employee’s Basic Salary as at the Date of Grant. This limit shall not apply to Eligible Employees who are not directors of the Company at the Date of Grant.

4.                                      RELEASE OF AWARDS

4.1                               Save as otherwise permitted in these Rules and subject to rule 4.2, an Award shall not Vest and be capable of Release until the expiry of the specified Restricted Period.

4.2                               Save as otherwise permitted in these Rules an Award shall not Vest and be capable of Release unless:

(a)                                 the Participant remains an employee of any member of the Group until the end of the specified Restricted Period; and

(b)                                 any Performance Condition to which the Award is subject has been satisfied.

4.3                               If the Award is subject to a Performance Condition, as soon as reasonably practicable after the end of the Restricted Period the Board shall determine the extent to which the Performance Condition has been satisfied and an Award has become Vested and capable of Release.

4.4                               Subject to any necessary consents and to compliance by the Participant with the terms of the Plan, the Company shall procure not later than 30 days after the date on which an Award has Vested and become capable of Release the delivery to the Participant (or to his nominee) of the Shares to which he is entitled (whether by issue or transfer of such Shares which may include treasury shares) free from any liens, charges or encumbrances. The Company shall (unless the Shares are to be issued in uncertified form) as soon as practicable deliver or procure the delivery to the Participant (or his nominee) of a definitive share certificate or other evidence of title in respect of such Shares. The Board may, in its discretion, require that particular Awards be satisfied by the transfer of existing Shares purchased in the market. he Company may, at its discretion, determine that an Award will be settled by procuring the payment of a cash sum to a Participant equal to the closing middle market quotation for each Vested Share on the Vesting Date (as derived from the Daily Official List of the London Stock Exchange) subject to applicable deductions for tax and employee’s social security contributions.

4.5                               Where the Release of an Award or the issue or transfer of Shares under the Plan would be prohibited by law or the Model Code published by the UK Listing Authority, the Award shall not be treated as having Vested and the period during which the Award may be Released and during which Shares may be issued or transferred shall not be treated as commencing until such period of prohibition no longer applies.

4.6                               An Award shall be personal to the Participant and the Participant shall not sell, transfer, pledge, assign, hypothecate (or attempt to do so) or otherwise dispose of all or any Shares which are the subject of the Award or any interest therein until the Release Date. Any attempt by the Participant to sell, transfer, pledge, assign or otherwise dispose of such Shares or any interest in them shall result in the immediate lapse of the Award.

5.                                      LAPSE OF AWARDS AND CESSATION OF EMPLOYMENT

5.1                               Save as otherwise provided in these rules, a Participant’s Award shall lapse automatically and any Shares which are the subject of an Award of which the Participant has beneficial ownership shall be forfeited automatically on the earliest of:

(a)                                 the Participant being declared bankrupt or entering into any general composition with or for the benefit of his creditors, including a voluntary arrangement under the Insolvency Act 1986;

(b)                                 the Participant ceasing to be an employee of a member of the Group at any time before the expiry of the specified Restricted Period (whether lawfully or unlawfully);

(c)                                  any transfer, assignment, pledge, exchange, hypothecation (or attempt to do so) or other disposal of the Shares which are the subject of the Award;

(d)                                 the expiry of the period in rule 5.2;

(e)                                  in the expiry of any applicable period under rule 6.

5.2                               Where a Participant ceases to be an employee of a member of the Group before the expiry of the Performance Period applicable to an Award by reason of:

(a)                                 death;

(b)                                 injury, disability or ill-health;

(c)                                  his employing company ceasing to be a member of the Group;

(d)                                 the business (or part of a business) in which he is employed being transferred to a transferee which is not a member of the Group; or

(e)                                  any other reason the Board so decides in its absolute discretion (and for the avoidance of doubt, this discretion need not be exercised until the end of the Restricted Period), subject to any different terms specified in the Award Notification (including in relation to the achievement of Performance Conditions), his Award shall continue and be capable of Release at the end of the Restricted Period SAVE THAT:

(i)                     the Board may at its discretion upon the cessation of a Participant’s employment due to death or terminal illness determine that Awards may be Released immediately;

(ii)                  the Board may determine that the Award shall be Released only in respect of the number of Shares comprised in an Award multiplied by the fraction A/B (where A is the number of months between the Date of Grant and the date on which the Participant’s employment ceases and B is 36 or such other number determined by the Board) and the remainder of the Award shall lapse; and

(iii)                 an Award shall be Released immediately if (following determination of the number of Shares in respect of which the Award will be Released in accordance with rule 5.2(ii)) it relates to less than 2,000 Shares.

5.3                               For the purpose of rule 5, a female Participant shall not be treated as ceasing to be an employee of a member of the Group if absent from work wholly or partly because of pregnancy or confinement, until she ceases to be entitled to exercise any statutory or contractual entitlement right to return to work.

6.                                      GENERAL OFFER FOR THE COMPANY ETC.

6.1                               If any person (either alone or together with any person acting in concert with him) makes a general offer to acquire the whole of the share capital of the Company (other than those shares which are already owned by him and/or any person acting in concert with him), the Company shall, as soon as reasonably practicable thereafter, give notice to each Participant of such general or other offer and prior to the date on which the offer becomes or is declared unconditional in all respects. Subject to any different terms specified in the Award Notification (including in relation to the achievement of Performance Conditions), the Shares comprised in the Participant’s Award shall be Released on the date on which the offer becomes or is declared unconditional and the Board shall procure the delivery of the Shares to the Participant within 30 days of the date on which the Change of Control occurs SAVE THAT the Board may prior to such date determine that the Award shall be Released only in respect of the number of Shares comprised in an Award multiplied by the fraction A/B (where A is the number of months between the Date of Grant and the date on which the offer becomes or is declared unconditional in all respects and B is 36 or such other number determined by the Board) and the remainder of the Award shall lapse.

Scheme of Arrangement

6.2(A)              If a court sanctions a compromise or scheme of arrangement under Article 125 of the Companies (Jersey) Law 1991 for the purposes of considering a scheme of arrangement involving the reconstruction of the Company, subject to any different terms specified in the Award Notification (including in relation to the achievement of Performance Conditions), the Shares comprised in the Participant’s Award shall be Released on the date of court approval or sanction and the Board shall procure the delivery of the Shares to the Participant within 30 days of such date SAVE THAT prior to such date the Board may determine that the Award shall be Released only in respect of the number of Shares comprised in an Award multiplied by the fraction A/B (where A is the number of months between the Date of Grant and the date on which the compromise or scheme is sanctioned or approved by the court and B is 36 or such other number determined by the Board) and the remainder of the Award shall lapse.

6.2(B)              Awards shall not be Released without the consent of the Board under Rule 6.2(A) if the purpose or effect of the compromise or scheme of arrangement is to create a new holding company for the Company, such company having substantially the same shareholders and proportionate shareholdings as those of the Company immediately prior to the compromise or scheme of arrangement.

Demerger

6.3                               If the Board becomes aware that the Company is or is expected to be affected by any demerger, dividend in specie, super-dividend or other transaction which, in the opinion of the Board, would affect the current or future value of any Awards, subject to any different terms specified in the Award Notification (including in relation to the achievement of Performance Conditions), the Board may determine that all or some of the Shares comprised in the Participant’s Award shall be Released on a date determined by the Board and the Board shall procure the delivery of such Shares to the Participant within 30 days of the shares becoming capable of Release of the Shares pursuant to the Award. If the Board determines that Shares may be Released under this rule 6.3, it shall also determine whether the remaining Shares comprised in an Award shall lapse.

Voluntary Winding-up

6.4                               If notice is duly given of a resolution for a voluntary winding-up of the Company then subject to any different terms specified in the Award Notification (including in relation to the achievement of Performance Conditions), the Board may determine that all or some of the Shares comprised in the Participant’s Award shall be Released on a date determined by the Board and the Board shall procure the delivery of such Shares to the Participant within 30 days of the Shares becoming capable of Release SAVE THAT the Board may determine that the Award shall Vest and be capable of Release only in respect of the number of Shares comprised in an Award multiplied by the fraction A/B (where A is the number of months between the Date of Grant and the date on which the resolution is passed and B is 36 or such other number determined by the Board) and the remainder of the Award shall lapse. If the Board determines that Shares may be Released under this rule 6.4, it shall also determine whether the remaining Shares comprised in an Award shall lapse.

7.                                      ADJUSTMENTS OF AWARDS

7.1                               In the event of any Capital Reorganisation or the implementation by the Company of a demerger or the payment by the Company of a dividend in specie or a special dividend (which in the case of a demerger or payment of a dividend would materially affect the value of an Award), to the definition of Shares and the number of Shares comprised in an Award may be adjusted in such manner as the Board may determine PROVIDED THAT in respect of an Award under which Shares are to be transferred, prior notification shall be given to the person holding the Shares to which the Award relates.

7.2                               If any adjustment is made under rule 7.1 at a time when the Company is included in the official list of the ASX, such adjustment must comply with the ASX Listing Rules in force at the time of the Capital Reorganisation.

8.                                      INCOME TAX AND SOCIAL SECURITY CONTRIBUTIONS

8.1                               Any liability of a Participant to taxation arising in respect of any Award shall be for the account of the Participant. The grant of any Award shall be conditional on the Employee agreeing to comply with any arrangements specified by the Company for the payment of taxation and any social security contributions in respect of the Award (including without limitation the right of the Company to arrange the sale on his behalf of sufficient Shares to satisfy any taxation or social security liability on his part which the Company or any member of the Group may be liable to withhold).

8.2                               To the extent legally possible, the Board may determine that the Release of an Award is conditional on the Participant entering into:

(a)                                 an agreement to reimburse any member of the Group that employs the Participant in whole or in part for any secondary Class 1 national insurance contributions (or the equivalent in any other jurisdiction) arising in connection with such Award; or

(b)                                 an election with any member of the Group that employs the Participant to assume the liability for any Secondary Class 1 national insurance contributions (or the equivalent in any other jurisdiction), payable in connection with such an Award including an agreement or election under paragraph 3A or 3B of Schedule 1 to the Social Security Contributions and Benefits Act 1992 (or the equivalent in any other jurisdiction).

9.                                      AMENDMENT AND ADMINISTRATION

9.1                               The decision of the Board shall be final and binding in all matters relating to the Plan and it may at any time discontinue the grant of further Awards.

9.2                               The Board may amend any of the provisions of the Plan in any way it thinks fit, provided that:

(a)                                 the Board shall not make any amendment that would materially prejudice the interests of existing Participants except with the prior consent or sanction of Participants who, if their Awards vested in full, would thereby become entitled to not less than three-quarters of all the Shares which would fall to be allotted or transferred upon exercise in full of all outstanding Awards; and

(b)                                 no amendment to the advantage of Eligible Employees or Participants may be made to:

(i)                       the definition of Eligible Employee in rule 1.1;

(ii)                      the limitations on the numbers of Shares subject to the Plan;

(iii)                       the maximum entitlement of an Eligible Employee under the Plan;

(iv)                      the basis for determining an Eligible Employee’s entitlement to Shares under the Plan;

(v)                        the terms of Shares to be provided under the Plan;

(vi)                      the adjustment provisions of rule 7 of the Plan,

without the prior approval of the Company in general meeting except in the case of minor amendments to benefit the administration of the Plan, to take account of a change in legislation or to obtain or maintain favourable tax, exchange control or regulatory treatment for Eligible Employees and Participants or any member of the Group; and

(c)                                  without prejudice to any provision of the Plan which provides for the lapse of an Award, the Board may not cancel an Award unless the Participant agrees in writing to such cancellation.

9.3                               At any time while the Company is included in the official list of the ASX, no amendment may be made to these rules and no other change may be made to Awards except in accordance with the ASX Listing Rules.

9.4                               Notwithstanding any other provision of the Plan, the Board may establish appendices to the Plan for the purpose of granting Awards to Eligible Employees who are or may become primarily liable to tax outside the United Kingdom on their remuneration, subject to such modifications as may be necessary or desirable to take account of overseas tax, exchange control or securities laws provided that any Shares made available under such appendices shall count towards the limit set out in rule 3.

10.                               GENERAL

10.1                        Any member of the Group may provide money to the Trustees or any other person to enable them or him to acquire Shares to be held for the purposes of the Plan, or enter into any guarantee or indemnity for the purposes.

10.2                        The Plan shall terminate on 1 May 2024 or at any earlier time by the passing of a resolution by the Board or an ordinary resolution of the Company in general meeting. Termination of the Plan shall be without prejudice to the subsisting rights of Participants.

10.3                        The rights and obligations of any individual under the terms of his office or employment with the Group shall not be affected by his participation in the Plan or any right he may have to participate in the Plan. An individual who participates in the Plan waives all and any rights to compensation or damages in consequence of the termination of his office or employment with any company for any reason whatsoever(whether lawfully or unlawfully), insofar as those rights arise or may arise from his ceasing to have rights under the Plan as a result of such termination, or from the loss or diminution in value of such rights or entitlements. In the event of any conflict between the terms of this rule 10.3 the Participant’s terms of employment, this rule will take precedence.

10.4                        The existence of any Award shall not affect in any way the right or power of the Company or its shareholders to make or authorise any or all adjustments, recapitalisations, reorganisations or other changes in the Company’s capital structure, or any merger or consolidation of the Company, or any issue of Company shares, bonds, debentures, preferred or prior preference stocks ahead of, or convertible into, or otherwise affecting the Shares or the rights thereof, or the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

10.5                        Any notice or other document required to be given under or in connection with the Plan may be delivered to a Participant or sent by post to him at his home address according to the records of his employing company or such other address as may appear to the Company to be appropriate including any electronic address. Notices sent by post shall be deemed to have been given on the day following the date of posting and notices sent by electronic means shall be deemed to have been given twelve hours after the time of despatch or at such earlier time as receipt is acknowledged. Any notice or other document required to be given to the Company under or in connection with the Plan may be delivered or sent by post to it at its registered office (or such other place or places as the Company may from time to time determine and notify to Participant).

10.6                        Benefits under the Plan shall not be pensionable.

10.7                        The Company, or where the Board so directs any Participating Company, shall pay the appropriate stamp duty on behalf of Participants in respect of any transfer of Shares on the Release of Awards.

10.8                        These Rules shall be governed by and construed in accordance with English law. All disputes arising out of or in connection with the rules shall be subject to the exclusive jurisdiction of the courts of England and Wales.

11.                               FORFEITURE

11.1                        In respect of Awards made on or after 4 May 2011, at any time prior to the Vesting Date, an Award shall be forfeit to the extent determined by the Board (and for the avoidance of doubt the Board may determine that an Award may be forfeited in whole or in part):

(a)                                 where the Board determines that there has been a material misrepresentation in relation to the performance of the Company [or a member of the Group, business unit or Fund](1) and/or the Participant on the basis of which the Board made its determination as to the extent to which any Award was granted, including (but not limited to): (i) a misstatement of the financial results and/or health of the Company [or a member of the Group, business unit or Fund](1) during a relevant Financial Year; (ii) an erroneous calculation in relation to the results of the Company [or a member of the Group, business unit or Fund](1) or other performance benchmark; (iii) errors in the financial statements of the Company [or a member of the Group, business unit or Fund](1); or (iv) discrepancies in the financial accounts for a relevant Financial Year, whether or not arising from fraud or reckless behaviour on the part of any director or employee of the Company or any member of the Group [and, for the avoidance of doubt, whether or not the Participant was responsible for such misrepresentation](2);

(b)                                 immediately upon the Participant ceasing to be an employee of any member of the Group by reason of dismissal for misconduct (for the avoidance of doubt, including but not limited to gross misconduct);

(c)                                  where the Board determines that there is reasonable evidence of misbehaviour by the Participant;

(d)                                 where the Board determines that there has been a material failure of risk management [in respect of: (i) the Company; (ii) any member of the Group or business unit for which the Participant performs a role or has responsibility;

(1)                                 Words in square brackets inserted to apply to Awards granted on or after 23 February 2015.

(2)                                 Words in square brackets inserted on 23 February 2015.

and/or (iii) any Fund to which the Participant’s role relates or for which the Participant has responsibility, whether or not the Participant is responsible for such failure](2); or

(e)                                  in respect of an Award granted on or after 23 February 2015, where the Board determines that:

(i)                    the vesting of an Award is not sustainable according to the financial situation of the Company; and/or

(ii)                  the vesting of an Award to the extent to which it would otherwise vest is not justified according to, and/or that there has been a material downturn in, the performance of: (i) the Company; (ii) any member of the Group or business unit for which the Participant performs a role or has responsibility; (iii) any Fund to which the Participant’s role relates or for which the Participant has responsibility; and/or (iv) the Participant.

11.2                        The effect of the forfeiture of an Award (to the extent determined by the Board under Rule 11.1 above) shall be:

(a)                                 in the case of an Award granted in the form of a conditional allocation of Shares, the Participant shall no longer be entitled to the issue or transfer of Shares pursuant to the Award;

(b)                                 in the case of an Award granted in the form of an allocation of Shares subject to restrictions on dealings in those Shares or an allocation of Shares subject to forfeiture, the Shares shall be forfeit and shall be transferred to the Company, or as the Company may direct, for nil consideration.

12.                               CLAW-BACK OF OVERPAYMENT OF AWARD

12.1                        In respect of Awards made on or after 4 May 2011, a claw-back may be imposed by the Board (“Claw-Back”), at any time following the applicable Vesting Date until the [third](3) anniversary of the applicable Vesting Date:

(a)                                 where the Board determines that there has been a material misrepresentation […](4) in relation to the performance of the Company [or a member of the Group, business unit or Fund](5) and/or the Participant on the basis of which the Board made its determination as to the extent to which any Award Vested, including (but not limited to): (i) a misstatement of the financial results and/or health of the Company [or a member of the Group, business unit or Fund](5) during a relevant Financial Year; (ii) an erroneous calculation in relation to the results of the Company [or a member of the Group, business unit or Fund](5) or other performance benchmark; (iii) errors in the financial statements of the

(3)                                 For Awards made on or after 4 May 2011 but prior to 23 February 2015, Claw-Back may only be operated until the second anniversary of the applicable Vesting Date (see previous version of the rules).

(4)                                 For Awards made on or after 4 May 2011 but prior to 23 February 2015, words “by a Participant” are included (see previous version of the rules).

(5)                                 Words in square brackets inserted to apply to Awards granted on or after 23 February 2015.

Company [or a member of the Group, business unit or Fund](5); or (iv) discrepancies in the financial accounts for a relevant Financial Year, whether or not arising from fraud or reckless behaviour on the part of any director or employee of the Company or any member of the Group;

(b)                                 where the Participant ceases to be an employee of any member of the Group by reason of dismissal for misconduct (for the avoidance of doubt, including but not limited to gross misconduct); or

(c)                                  in respect of an Award granted on or after 23 February 2015, where the Board determines that there has been a material failure of risk management for which the Participant has direct or indirect responsibility in respect of: (i) the Company; (ii) any member of the Group or business unit for which the Participant performs a role or has responsibility; and/or (iii) any Fund to which the Participant’s role relates or for which the Participant has responsibility.

12.2                        The manner in which the Claw-Back shall be made by the Remuneration Committee is as follows:-

(a)                                 the Company shall serve a notice in writing on each Participant concerned setting out:-

(i)                        the date of the Award;

(ii)                        the total number of Shares comprised in the Award which vested on the applicable Vesting Date;

(iii)                       the number of Shares in that Award which are subject to the Claw-Back calculated, if the Board so decides, after taking account of the tax and social security contributions paid by the Participant (“Claw-Back Shares”);

(iv)                      the Market Value of the Claw-Back Shares, as at the date the Claw-Back Shares were issued or transferred in satisfaction of the Award (“Cash Equivalent”);

(b)                                 so far as the Board shall consider practicable, any Claw-Back shall be implemented by:

(i)                     a reduction in the number of Shares under the Plan or any other Discretionary Share Plan operated by the Company which would otherwise vest for [or be released to](6) the Participant on any future date; or

(ii)                  a withholding of any cash amount otherwise due to the Participant under any bonus scheme[, phantom share scheme or other cash based

(6)                                 Words in square brackets inserted on 23 February 2015.

incentive scheme](7) of the Company or any member of the Group (on a pre- or post-tax basis, as determined by the Board); or

(iii)                       a deduction from any other sum owed to the Participant (which may include unpaid salary and/or pension contributions) on a pre- or post-tax basis, as determined by the Board, up to the number of Claw-Back Shares or their Cash Equivalent; and

(c)                                  if the Participant ceases at any time to be a Participant in the Plan and/or any other Discretionary Share Plan operated by the Company, or the number of Shares which may be transferred on or following any future date under the Plan and/or any other Discretionary Share Plan operated by the Company is less than the number of Claw-Back Shares, or the Participant ceases at any time to be a director or an employee of the Company or any member of the Group, then the Company may recover from the Participant the Cash Equivalent of the balance of the Shares remaining to be Clawed-Back and for these purposes the Cash Equivalent is a debt which is immediately due and payable by the Participant to the Company.

(7)                                 Words in square brackets inserted on 23 February 2015.

APPENDIX 1

GRANT OF PHANTOM AWARDS TO ELIGIBLE EMPLOYEES

OUTSIDE THE UNITED KINGDOM

1.                                      This Appendix 1 sets out the terms on which the Board may grant Phantom Awards (as defined in this Appendix 1) to any Eligible Employees selected by the Board who are or may become primarily liable to tax outside the United Kingdom on their remuneration.

Application of rules of the Plan and definitions

2.                                      The rules of the Plan apply to Phantom Awards subject to such modifications as are set out in this Appendix 1 which the Board considers are necessary or desirable to take account of overseas tax, exchange control or other laws. Words and expressions defined in Rule 1.1 of the Plan shall have the same meanings in this Appendix 1 with appropriate changes, except as follows:

Eligible Employee means any bona fide employee of any member of the Group who is or who the Board considers may become primarily liable to tax outside the United Kingdom on their remuneration, excluding executive directors of the Company;

Release Value means for each Phantom Share in respect of which a Phantom Award has Vested:

(a)                                 for so long as Shares are listed on the London Stock Exchange, the closing middle market quotation for a Share on the Release Date of the Phantom Award; or

(b)                                 subject to (a) above, the market value of a Share on the effective date of exercise of the Phantom Award determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992;

Phantom Award means an award granted in the form referred to in paragraph 4 of this Appendix 1;

Phantom Share means a notional share equal in value to a Share, but having no legal rights attributable to a Share;

Release means the payment of a cash amount representing Vested Phantom Shares (whether automatically or pursuant to a notice of release) in accordance with Rule 4.4 (as amended by this Appendix 1), and Release Date shall be construed accordingly; and

Vested Phantom Shares means Phantom Shares subject to Phantom Awards which have become capable of Release and Vest, Vesting and Vesting Date shall be construed accordingly.

3.                                      References to an Award in the rules of the Plan shall be construed for the purpose of this Appendix 1 as references to a Phantom Award.

Grant of Phantom Awards

4.                                      Rule 2.1 shall be deleted and replaced as follows:

The Board may, during a Grant Period, in its discretion, grant Phantom Awards in the form of a right to receive contingent on the exercise of the Phantom Award a cash payment equal to the Release Value of a maximum number of Phantom Shares determined by the Board at the Date of Grant, to any Eligible Employees selected by the Board.

5.                                      Reference in Rule 2.8 to the “number of shares comprised in an Award” shall be replaced with “the number of Phantom Shares comprised in a Phantom Award”.

Individual limits

6.                                      Rule 3.4 shall be deleted.

Release of Phantom Awards

7.                                      Rule 4.4 shall be deleted and replaced as follows:

Release of a Phantom Award shall be made no later than six months after the expiry of the relevant Restricted Period. A Participant must request the Release of the Phantom Award by giving notice in writing to the Company in the prescribed form.

4.4(a)                Subject to Rules 4.4(b), 4.4(c) and 4.4(d), the Board shall procure the payment to a Participant not later than 30 days after receipt of a valid notice of Release of a Phantom Award by a Participant or after any date on which a Phantom Award has Vested and become capable of Release, of a sterling cash amount equal to the Release Value, less any applicable tax and social security withholding not later than 30 days following the Vesting Date of the Phantom Award.

4.4(b)                The Board may in its discretion determine that the payment to be made to a Participant pursuant to Rule 4.4(a) should be made in a Participant’s local currency by reference to the exchange rate on the Release Date.

4.4(c)                 The amount payable to a Participant pursuant to Rule 4.4(a) or Rule 4.4(b) on exercise of a Phantom Award may, at the discretion of the Board be satisfied in whole or in part by the transfer of Shares to a Participant. The number of Shares which are to be transferred to a Participant in satisfaction of any payment due under Rule 4.4(a) or Rule 4.4(b) will be the number of Shares (rounded down to the nearest whole Share) which have a market value equal to the Release Value less any applicable tax and social security withholding. Any transfer of Shares will satisfy in full any amount to which the Participant becomes entitled in accordance with Rule 4.4(a) or Rule 4.4(b). Such Shares will be transferred within 30 days of the effective date of exercise of the Phantom Award free of all liens, charges and encumbrances and together with all rights attaching to the Shares, except that they will not rank for any rights attaching to Shares by reference to a record date preceding the date of exercise.

4.4(d)     The payment of the cash amount to a Participant or delivery of Shares under this Rule 4.4 is conditional on the Participant complying with all overseas tax, exchange control or other laws applicable to the payment or transfer.

8.             References in Rule 6 to “the Shares comprised in a Participant’s Award” shall be construed as references to the Phantom Shares comprised in a Participant’s Phantom Award.

9.             The amount of any cash payment to be made to a Participant following the exercise of a Phantom Award in accordance with Rules 5.2 and 6 (as amended by this Appendix 1) shall be determined in accordance with Rule 4.4 (as amended by this Appendix 1) except that where Phantom Shares are Released before the expiry of the applicable Restricted Period in accordance with Rules 5.2(e)(i) and 6 (as amended by this Appendix 1), the number of Phantom Shares which are Released will be pro rated in accordance with the provisions of Rules 5.2(e)(ii) and 6 as though references to the number of Shares were construed as references to the number of Phantom Shares.

10.          The Board may adjust the number of Phantom Shares in respect of which a Phantom Award has been granted in accordance with Rule 7 as if references in Rule 7 to Shares were references to Phantom Shares.

Forfeiture

11.          In respect of Phantom Awards made on or after 4 May 2011, at any time prior to the Vesting Date, a Phantom Award shall be forfeit to the extent determined by the Board (and for the avoidance of doubt the Board may determine that a Phantom Award may be forfeited in whole or in part):

(a)           where the Board determines that there has been a material misrepresentation in relation to the performance of the Company [or a member of the Group, business unit or Fund](8) and/or the Participant on the basis of which the Board made its determination as to the extent to which any Phantom Award was granted, including (but not limited to): (i) a misstatement of the financial results and/or health of the Company [or a member of the Group, business unit or Fund](8) during a relevant Financial Year; (ii) an erroneous calculation in relation to the results of the Company [or a member of the Group, business unit or Fund](8) or other performance benchmark; (iii) errors in the Company’s financial statements of the Company [or a member of the Group, business unit or Fund](8); or (iv) discrepancies in the financial accounts for a relevant Financial Year, whether or not arising from fraud or reckless behaviour on the part of any director or employee of the Company or any member of the Group

(8)           Words in square brackets inserted on 23 February 2015.

[and, for the avoidance of doubt, whether or not the Participant was responsible for such misrepresentation](8);

(b)           immediately upon the Participant ceasing to be an employee of any member of the Group by reason of dismissal for misconduct (for the avoidance of doubt, including but not limited to gross misconduct);

(c)           where the Board determines that there is reasonable evidence of misbehaviour by the Participant; or

(d)           to the extent that the Board determines that there has been a material failure of risk management [in respect of: (i) the Company; (ii) any member of the Group or business unit for which the Participant performs a role or has responsibility; and/or (iii) any Fund to which the Participant’s role relates or for which the Participant has responsibility, whether or not the Participant is responsible for such failure](9); or

(e)           in respect of a Phantom Award granted on or after 23 February 2015, where the Board determines that:

(i)        the vesting of a Phantom Award is not sustainable according to the financial situation of the Company; and/or

(ii)       the vesting of a Phantom Award to the extent to which it would otherwise vest is not justified according to, and/or that there has been a material downturn in, the performance of: (i) the Company; (ii) any member of the Group or business unit for which the Participant performs a role or has responsibility; (iii) any Fund to which the Participant’s role relates or for which the Participant has responsibility; and/or (iv) the Participant.

The effect of the forfeiture of a Phantom Award (to the extent determined by the Board under this Appendix 1) shall be that the Participant shall no longer be entitled to payment of cash or the transfer of Shares pursuant to the Phantom Award.

Claw-Back of Overpayment of Award

12.          In respect of Phantom Awards made on or after 4 May 2011, a claw-back may be imposed by the Board (“Claw-Back”) at any time following the applicable Vesting Date until the [third](9) anniversary of the applicable Vesting Date:

(i)        where the Board determines that there has been a material misrepresentation […] in relation to the performance of the Company [or a member of the Group, business unit or Fund](10) and/or the Participant on the basis of which the Board made its determination as to the extent to which any Phantom Award Vested, including (but not limited to): (i) a misstatement of the financial results and/or health of

(9) For Awards made on or after 4 May 2011 but prior to 23 February 2015, Claw-Back may only be operated until the second anniversary of the applicable Vesting Date (see previous version of the rules).

the Company [or a member of the Group, business unit or Fund](10) during a relevant Financial Year; (ii) an erroneous calculation in relation to the results of the Company [or a member of the Group, business unit or Fund](10) or other performance benchmark; (iii) errors in the financial statements of the Company [or a member of the Group, business unit or Fund](10); or (iv) discrepancies in the financial accounts for a relevant Financial Year, whether or not arising from fraud or reckless behaviour on the part of any director or employee of the Company or any member of the Group;

(ii)       where the Participant ceases to be an employee of any member of the Group by reason of dismissal for misconduct (for the avoidance of doubt, including but not limited to gross misconduct); or

(iii)      in respect of a Phantom Award granted on or after [•] 2015, where the Board determines that there has been a material failure of risk management for which the Participant has direct or indirect responsibility in respect of; (i) the Company; (ii) any member of the Group or business unit for which the Participant performs a role or has responsibility; and/or (iii) any Fund to which the Participant’s role relates or for which the Participant has responsibility.

(b)           The manner in which the Claw-Back shall be made by the Remuneration Committee is as follows:-

(i)        the Company shall serve a notice in writing on each Participant concerned setting out:-

(A)          the date of the Phantom Award;

(B)          the total amount of cash comprised in the Phantom Award which vested on the applicable Vesting Date;

(C)          the total amount of cash in that Phantom Award which is subject to the Claw-Back calculated, if the Board so decides, after taking account of the tax and social security contributions paid by the Participant (“Claw-Back Cash”) [(and the equivalent number of Shares calculated at the Market Value of a Share as at the date the cash payment was made to the Participant under the Phantom Share Award (the “Equivalent Shares”))](10);

(ii)       so far as the Board shall consider practicable, any Claw-Back shall be implemented by:

(A)          a reduction in the [number of Shares](10) under the Plan or any other Discretionary Share Plan operated by the Company which

(10)         Words in square brackets inserted on 23 February 2015.

would otherwise vest for [or be released to](11) the Participant on any future date; or

(B)          a withholding of any cash amount otherwise due to the Participant under any bonus scheme[, phantom share scheme or other cash based incentive scheme](11) of the Company or any member of the Group (on a pre- or post-tax basis as determined by the Board); or

(C)          a deduction from any other sum owed to the Participant (which may include unpaid salary and/or pension contributions) on a pre- or post-tax basis as determined by the Board,

up to the amount of the Claw-Back Cash [or the Equivalent Shares](11); or

(iii)      if the Participant ceases at any time to be a Participant in the Plan and/or any other phantom Discretionary Share Plan operated by the Company, or the amount of cash which may be paid on or following any future date under the Plan and/or any other phantom Discretionary Share Plan operated by the Company is less that the amount of the Claw-Back Cash, or the Participant ceases at any time to be a director or an employee of the Company or any member of the Group, then the Company may recover from the Participant the balance of the cash remaining to be clawed-back and for these purposes such amount is a debt which is immediately due and payable by the Participant to the Company.

(c)           Where Shares have been transferred to a Participant under this Appendix 1, Rule 12 of the Plan will apply.

(11)         Words in square brackets inserted on 23 February 2015.